For Current Income

U.S. Government Fund

service and guidance

professional management

goals



                                                                          1998
                                                                   Semi-Annual
                                                                        Report

[WATER WHEEL GRAPHIC]


DELAWARE
INVESTMENTS
=====================
Philadelphia o London
for current
 income
   2                                                         February 11, 1998

Dear Shareholder:
Strong U.S. economic growth, low inflation and Washington's commitment to balance the Federal budget spurred the U.S. bond market to vigorous performance during the first half of fiscal 1998.
        U.S. Government Fund provided a total return of +4.09% for the six months ended January 31, 1998 (Class A shares at net asset value with dividends reinvested). Your Fund sought to maximize income by focusing on mortgage-backed securities and by maintaining a relatively conservative risk profile.
        Since the summer, your Fund has not benefited as much from the positive interest rate environment as its unmanaged benchmark - the Lehman Brothers Government Bond Index. The index is heavily weighted toward U.S. Treasury bonds, whose prices tend to rise more than mortgage-backed securities during bond market rallies.
        This past summer, the Fund implemented a defensive strategy in anticipation of higher interest rates. Unemployment was at its lowest level in over a generation and we were concerned that employers' costs would increase - triggering inflation.
        Remarkably, inflation has been milder than many economists anticipated - helped along by banking and currency turmoil in several Pacific-Rim countries. The Consumer Price Index (CPI) rose just 1.7% for the 1997 calendar year, the smallest increase since 1986. We now believe developments in Asia have the potential to slow the U.S. economy enough to cool inflationary pressures in the year ahead.
        Our sentiments were echoed by the Federal Reserve Board during their first meeting of 1998. The Board left the Federal Funds Rate (the interest rate that banks charge each other for overnight loans) unchanged at 5.5%.

Your Fund sought to maximize income by focusing on government-backed mortgage securities and by maintaining a relatively conservative risk profile.

Cumulative Return
                                                         Six Months Ended
                                                         January 31, 1998
U.S. Government Fund A Class                                  +4.09%
Lipper General U.S. Government Fund Average (195 Funds)       +4.79%
Lehman Brothers Government Bond Index                         +5.39%

All performance shown above is at net asset value without effect of sales charges and assumes reinvestment of distributions. Interest and principal repayment at maturity for U.S. Treasury securities is guaranteed by the U.S. government, unlike mutual fund dividends and share values. Complete Fund performance for all classes can be found on page 7. Past performance does not guarantee future results. A direct investment in the unmanaged Lehman Brothers Government Bond Index is not possible.

                                                                   for current
                                                                      income
                                                                         3

        Between July and January, the difference in yield between long- and short-term U.S. Treasury bonds narrowed, reducing the added income potential normally associated with extending the maturity of a bond portfolio. We believe the Fund's focus on bonds in the intermediate range of five to 10 years can potentially offer investors a more attractive risk/reward ratio.
        Adding to the attractiveness of U.S. government securities since the summer has been Washington's apparent commitment to balance the Federal budget. Spending restraint, changes in tax policy and a strong U.S. economy enabled the Federal government to project a modest budget surplus for the first time since 1969.
        On the pages that follow, your Fund's manager, Paul Grillo, explains U.S. Government Fund's investment strategy and positioning during the first half of fiscal 1998 and shares his outlook for the coming months.

Sincerely,

/s/ Wayne A. Stork
------------------
Wayne A. Stork
Chairman

/s/ Jeffrey J. Nick
-------------------
Jeffrey J. Nick
President and Chief Executive Officer

U.S. Treasury Yields Have Fallen As Bond Prices Have Rallied

Yield Curve chart

U.S. Treasury Yields July 31, 1997
U.S. Treasury Yields January 31, 1998


                              7/31/97  1/31/98
               3 months        5.227%   5.183%
 Years         6 months        5.307%   5.219%
               1 year          5.408%   5.215%
   to          2 years         5.724%   5.308%
               3 years         5.780%   5.324%
Maturity       5 years         5.898%   5.377%
               10 years        6.009%   5.512%
               30 years        6.3  %   5.8  %

                                    YIELD

Low inflation helped spur a strong bond market rally during the autumn of 1997, reducing yields on government securities.

Source: Bloomberg Business News.

for current
  income
    4

Performance Review
We focused on maintaining U.S. Government Fund's income potential during the bond market's strong performance in the first half of fiscal 1998, primarily through investing in mortgage-backed bonds such as Government National Mortgage Association (GNMA) securities. These were complemented by U.S. Treasuries and high quality corporate bonds, allowing us to strike a balance between income and safety of principal.
        Since July, we have increased your Fund's duration modestly to 4.8 years as of January 31, 1998 to participate in what we believe may be a continuing rally in bond prices this year. Duration measures a bond's sensitivity to interest rates by indicating the approximate percentage of change in a bond's price given a 1% change in interest rates.

How We Manage Mortgage Refinancing Risk
Half of your Fund's portfolio was invested in mortgages as of January 31, 1998. Mortgage securities carry the additional risk that property owners will prepay what they owe, forcing the bondholders to reinvest that money, often at lower interest rates. Investors began to fear during the fall of 1997 that refinancing activity would increase sharply, and prices of mortgage securities consequently suffered.
        Your Fund's management seeks to mitigate refinancing risk by investing in:
  * older, more seasoned mortgages;
  * mortgages issued when rates
    were lower;

We have increased your Fund's duration modestly to 4.8 years to participate in what we believe may be a continuing rally in bond prices in 1998.

Portfolio Highlights and Asset Mix
January 31, 1998



Mortgage-Backed Securities              37.3%
Treasuries                              25.0%
Collateralized Mortgage Obligations     12.6%
Other Investment Grade Bonds             2.9%
Corporate Bonds                          9.9%
Agency Obligations                       6.0%
Asset-Backed Securities                  6.3%

                                           July 31, 1997   January 31, 1998
Average Effective Duration                    4.4 years       4.8 years
Average Effective Maturity                    7.1 years       7.8 years
Average Quality                                  AAA             AAA
Current 30-Day SEC Yield*                       5.93%           5.67%
Number of Bonds                                  279             272

*For A Class shares measured according to Securities and Exchange Commission guidelines. For B and C Class shares, the 30-day SEC current yield as of January 31, 1998 was 5.26%. Institutional Class yield was 6.26%.

                                                                   for current
                                                                      income
                                                                         5

  * pools of mortgages with low loan balances;
  * mortgages with refinancing penalties paid by the borrower if he or she pays off a loan ahead of schedule; and,
  * mortgages issued to workers who are likely to be relocated by an employer.
        Homeowners with low mortgage balances are not as likely to refinance as homeowners with a bigger debt load, according to data compiled by Credit Suisse First Boston. This is primarily because the potential interest savings are less, all other things being equal.
        The chart below shows that only 15% of homeowners with mortgage balances less than $50,000 will consider refinancing when interest rates drop about 200 basis points (2%). That compares with about 50% of homeowners who have loan balances of more than $85,000. As you can see below, when the interest rate advantage rises to 300 basis points (3%), the difference in likely prepayment activity widens even further.
        When targeting low loan balance pools, we seek investments where the maximum loan size is no more than $85,000, and the average loan balance of the entire pool is $65,000 or lower.
        During the first half of fiscal 1998, we added to the Fund's holdings of discount mortgages - mortgages issued when interest rates were lower. We believe this limits mortgage prepayment risks because their interest rates are lower than current rates - giving homeowners no incentive to refinance.
        Another way we have attempted to limit prepayment risks since July 31 has been to increase our positioning in Collateralized Mortgage Obligations
(CMOs) - pools of mortgage obligations with generally shorter average maturities than GNMAs. Although CMOs are usually lower yielding than GNMAs and aren't guaranteed like U.S. Treasuries, their more predictable income stream offers a measure of protection against both interest rate risk and prepayment risk. As of January 31, 1998, CMOs offered an average of 100 basis points (1%) higher income potential than U.S. Treasury securities of comparable maturity.

Mortgage Refinancing Activity By Loan Balance

                                 Percentage of Homeowners
                              likely to consider Refinancing
Potential Interest                     Loan Balance
Rate Savings from         -----------------------------------------
Refinancing for           Less than     $50,000 to     Greater than
   Homeowners              $50,000       $85,000         $85,000

        0                     7%            7%              6%
      0.5%                    7%            8%              8%
        1%                    8%            9%             11%
      1.5%                   11%           16%             25%
        2%                   17%           31%             46%
      2.5%                   22%           41%             55%
        3%                   30%           51%             59%

Source: Credit Suisse-First Boston.

for current
   income
     6

Outlook
We believe that selected U.S. government securities can continue to offer attractive income potential and stability of principal for the remainder of 1998.
        An expanding economy along with a tight labor market often lead to wage increases and consequently, an acceleration of inflation. A report in early February by the National Federation of Independent Businesses indicated that a near record 19% of small business owners plan to hire new workers in 1998 and 27% report hard-to-fill job openings.
        However, we believe interest rates are unlikely to rise significantly from current levels, in part because of the deflationary effects of financial turmoil in the Pacific Rim. As the region recovers, we believe many Asian countries will increase exports to the U.S. to rebuild their economies and pay down debt. This increased supply of goods and services may help limit consumer price increases.
        The weak economic condition of some Asian countries may also spur continuing demand for U.S. government securities. In our opinion, international investors will continue to see U.S. government securities as a stable and attractive alternative to their own country's public and corporate debt.
        Washington's apparent commitment to balancing the federal budget also bodes well for bond investors as we believe the U.S. government will need less capital from private investors to finance operations. A reduced supply of government debt can lead to lower interest rates, assuming investor demand remains steady.
        Given that our national leaders appear to have made fiscal responsibility a priority, a fund emphasizing U. S. government securities may make sense for an income-oriented investor seeking to reduce his or her risk profile.

Paul Grillo
Vice President and Senior Portfolio Manager


February 11, 1998

We believe interest rates are unlikely to rise significantly from current levels, in part because of the deflationary effects of financial turmoil in the Pacific Rim.

(photo of keyboard)

        Glossary

Face Value
The amount of principal an issuer will pay when the bond matures and the amount on which interest is calculated.

Discount Bonds
Bonds that are selling at less than face value, usually bonds that pay interest lower than prevailing interest rates.

Premium Bonds
Bonds whose market prices are greater than face value. These bonds tend to depreciate in value as they near maturity.

Duration
The most common measure of a bond's sensitivity to interest rates. It indicates the approximate changes in a bond's price given a 1% movement in interest rates.

                                                                   for current
                                                                      income
                                                                         7

U.S. Government Fund's Annual Income

Income from a $100,000 Investment Since Inception
Total Income = $167,703

Yearly Income

Jan-86  $ 4,497
Jan-87  $10,634
Jan-88  $10,777
Jan-89  $10,742
Jan-90  $11,570
Jan-91  $12,153
Jan-92  $13,811
Jan-93  $15,092
Jan-94  $15,881
Jan-95  $15,513
Jan-96  $16,004
Jan-97  $14,981
Jan-98  $15,419


Chart assumes a $100,000 investment on August 16, 1985, includes the effect of a 4.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes will vary due to other charges and expenses. Past performance does not guarantee future results.

U.S. Government Fund Performance
Average Annual Returns Through January 31, 1998
                                              Lifetime         Ten Years         Five Years         One Year
Class A (Est. 8/16/85)
    Excluding Sales Charge                     +7.47%            +7.24%            +5.10%            +9.41%
    Including Sales Charge                     +7.05%            +6.72%            +4.07%            +4.23%
Class B (Est. 5/2/94)
    Excluding Sales Charge                     +5.76%                                                +8.65%
    Including Sales Charge                     +5.10%                                                +4.65%
Class C (Est. 11/28/95)
    Excluding Sales Charge                     +5.73%                                                +8.65%
    Including Sales Charge                     +5.73%                                                +7.65%

ALL PERFORMANCE INCLUDES REINVESTMENT OF DISTRIBUTIONS AND APPLICABLE SALES CHARGE AS DESCRIBED BELOW. RETURN AND SHARE VALUE WILL FLUCTUATE SO THAT SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THIER ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR CLASS B AND C SHARES EXCLUDING SALES CHARGE ASSUMES EITHER CONTINGENT SALES CHARGES DID NOT APPLY OR THE INVESTMENT WAS NOT REDEEMED.

CLASS A shares have a 4.75% maximum sales charge and a 12b-1 fee.
CLASS B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.

CLASS C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, 10-year, five-year and one-year periods and cumulative return for the six-month period ended January 31, 1998 for U.S. Government Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +7.70%, +7.52%, 5.40%, +9.72% and +4.23%, respectively.

8 for current income

  Financial Statements
  Delaware Group Government Fund, Inc. -
  Government Income Series*
  Statement of Net Assets
  January 31, 1998 (Unaudited)
                                                       Principal       Market
                                                        Amount          Value
                                                        ------          -----

  Agency Mortgage-Backed Securities - 15.44%
  FHA Project Loan 8.75% 10/11/27 ................   $   696,757   $   729,199
  Federal Home Loan Mortgage Corporation
   6.00% 11/1/26 .................................       936,147       925,031
  Federal Home Loan Mortgage Corporation
   8.065% 1/27/05 ................................     3,500,000     3,956,435
  Federal Home Loan Mortgage Corporation
   8.115% 1/31/05 ................................     1,705,000     1,932,515
  Federal Home Loan Mortgage Corporation
   9.00% 12/1/05 .................................     1,793,901     1,864,535
  Federal Home Loan Mortgage Corporation
   10.00% 1/1/19 .................................       545,228       605,033
  Federal Home Loan Mortgage Corporation
   10.25% 4/1/08 .................................        58,141        63,537
  Federal Home Loan Mortgage Corporation
   11.50% 7/1/99 to 3/1/16 .......................     2,257,301     2,516,385
  Federal Home Loan Mortgage Corporation-Gold
   12.00% 12/1/10 ................................       154,332       176,469
  Federal National Mortgage Association
   7.50% 2/1/27 ..................................     3,388,478     3,488,015
  Federal National Mortgage Association
   10.00% 7/1/20 to 5/1/22 .......................     2,016,694     2,213,863
  Federal National Mortgage Association
   10.75% 9/1/11 .................................       157,476       173,667
  Federal National Mortgage Association
   11.25% 6/1/00 to 1/1/01 .......................       118,456       126,934
  Federal National Mortgage Association
   12.00% 5/1/09 .................................     2,562,978     2,864,929
  Federal National Mortgage Association
   14.25% 9/1/99 .................................        32,066        35,793
  Federal National Mortgage Association-
  Global Bond 7.40% 7/1/04 .......................     5,000,000     5,434,200
                                                                   -----------
  Total Agency Mortgage-Backed Securities
   (cost $26,884,101) ............................                  27,106,540
                                                                   -----------

  Asset-Backed Securities - 6.27%
  ADVANTA Home Equity Loan Trust
   1992-4 1A 7.20% 11/25/08 ......................     1,601,503     1,631,544
  AFC Home Equity Loan Trust
   1992-3A 7.05% 8/15/07 .........................     1,433,751     1,450,382
  AFC Home Equity Loan Trust
   1992-1A 7.50% 3/15/07 .........................       910,620       915,719
**Citibank Credit Card Master Trust
   1997-6A 5.99% 8/15/06 .........................     7,000,000     4,757,831
  Ford Credit Auto Loan Master Trust
   1995-1A 6.50% 8/15/02 .........................       185,000       188,145

---------
* This Fund is known and does business as U.S. Government Fund.

                                                        Principal       Market
                                                         Amount          Value
                                                         ------          -----

  Asset-Backed Securities (Continued)
  IMC Home Equity Loan Trust
   1995-3A 6.50% 11/25/10  .........................   $ 1,065,074   $ 1,067,737
  Standard Credit Card Master Trust
   1993-2 A 5.95% 9/7/03  ..........................     1,000,000     1,000,000
                                                                      ----------
  Total Asset-Backed Securities
   (cost $10,951,956)  .............................                  11,011,358
                                                                      ----------

  Collateralized Mortgage Obligations (CMO) - 12.56%
  Collateralized Mortgage Securities Corporation
   F-1 11.45% 11/1/15  .............................       276,715       303,414
  Federal Home Loan Mortgage Corporation
   1608 GA 9.00% 6/15/21  ..........................     5,000,000     5,447,662
  Federal Home Loan Mortgage Corporation
   26-F 9.50% 2/15/20  .............................       983,395     1,075,060
  Federal National Mortgage Association Alpha
   H-2 11.50% 5/1/09  ..............................     1,995,761     2,210,929
  Federal National Mortgage Association
   1993-53H 5.75% 1/25/22  .........................     1,750,000     1,710,420
  Federal National Mortgage Association
   J-1 7.00% 11/1/10  ..............................        98,494        99,109
  Federal National Mortgage Association
   88-15A 9.00% 6/25/18  ...........................        37,281        40,362
  Federal National Mortgage Association
   35-2 12.00% 7/25/18  ............................     2,097,497     2,438,340
  Federal National Mortgage Association
   D-2 11.00% 4/1/09  ..............................     2,146,406     2,334,887
  Federal National Mortgage Association
   F-2 11.50% 5/25/09  .............................       983,826     1,080,057
  Investor GNMA Mortgage-Backed Securities Trust
   84-F5 10.875% 10/25/13  .........................     2,094,372     2,380,744
  Travelers Mortgage Securities
   1-Z2 12.00% 3/1/14  .............................     2,565,837     2,929,063
                                                                      ----------
  Total Collateralized Mortgage Obligations
   (cost $21,646,640)  .............................                  22,050,047
                                                                      ----------

  Corporate Bonds - 9.89%
  American General Institute 7.57% 12/1/46 .........     2,000,000     2,075,000
  Credit Foncier de France 8.00% 1/14/02 ...........     2,200,000     2,326,500
  Nations Bank 10.20% 7/15/15 ......................     4,000,000     5,440,000
  RBSG Capital 10.125% 3/1/04 ......................     1,908,000     2,280,060
  Republic of Finland 9.625% 4/1/28 ................     5,000,000     5,243,750
                                                                      ----------
  Total Corporate Bonds (cost $16,051,319) .........                  17,365,310
                                                                      ----------

  Government Agency Obligations - 5.99%
  Cajun Electric Power 9.52% 3/15/19 ...............    10,000,000    10,512,500
                                                                      ----------
  Total Government Agency Obligations
   (cost $11,855,100)  .............................                  10,512,500
                                                                      ----------
                                                          for current income 9

  Government Income Series
  Statement of Net Assets (Continued)
                                                     Principal       Market
                                                      Amount         Value
                                                      ------         -----
  Government National Mortgage
  Association Obligations - 21.93%
  GNMA 6.50% 12/15/23  .........................   $   543,063   $   542,724
  GNMA 7.00% 1/15/23 to 11/15/23 ...............    12,430,866    12,692,349
  GNMA 9.00% 11/15/21  .........................     1,760,456     1,912,845
  GNMA 9.50% 9/15/17 to 3/15/23 ................     2,734,818     2,988,224
  GNMA 10.00% 1/15/18 to 9/15/18 ...............     1,057,866     1,174,563
  GNMA 11.00% 12/15/09 to 8/15/13 ..............     2,328,020     2,644,250
  GNMA 11.50% 7/15/15  .........................        91,839       105,213
  GNMA 12.00% 5/15/11 to 12/15/15 ..............     5,085,414     5,908,244
  GNMA 12.25% 3/15/14  .........................       114,931       133,428
  GNMA 12.50% 5/15/10 to 1/15/16 ...............       737,216       863,231
  GNMA GPM 10.25% 3/15/19  .....................       209,286       228,385
  GNMA GPM 11.50% 3/15/13  .....................       397,792       456,218
  GNMA GPM 11.75% 8/15/13  .....................       444,899       512,190
  GNMA II 9.00% 10/20/01 to 10/20/05 ...........       881,540       926,831
  GNMA II 10.00% 11/20/15 to 6/20/21 ...........     2,695,709     2,975,244
  GNMA II 10.50% 5/20/15 to 7/20/21 ............     1,307,482     1,463,154
  GNMA II 11.00% 5/20/15 to 7/20/19 ............       261,223       296,891
  GNMA II 11.50% 10/20/14 to 10/20/15 ..........       151,334       173,015
  GNMA II 12.00% 1/20/14 to 5/20/15 ............       272,884       316,960
  GNMA II 12.50% 10/20/13 to 7/20/15 ...........     1,039,179     1,218,114
  GNMA II GPM 10.25% 3/20/18 to 5/20/19 ........        74,536        81,338
  GNMA II GPM 10.75% 1/20/16 to 2/20/18 ........       599,060       660,651
  GNMA II GPM 11.50% 3/20/14 ...................        22,899        26,147
  GNMA II GPM 12.00% 11/20/13 to 12/20/13 ......       172,185       199,468
                                                                  ----------
  Total Government National Mortgage Association
   Obligations (cost $37,184,747) ..............                  38,499,677
                                                                  ----------

  Municipal Bonds - 0.86%
  Cook County, Illinois, Chicago Heights School
   District, Taxable-Series B
   13.15% 12/1/05  .............................     1,055,000     1,512,142
                                                                  ----------
  Total Municipal Bonds (cost $1,448,607) ......                   1,512,142
                                                                  ----------

  U.S. Treasury Obligations - 25.02%
  U.S.Treasury Bonds 10.375% 11/15/12+ .........    20,445,000    27,516,926
  U.S.Treasury Bonds 10.75 8/15/05 .............     2,180,000     2,868,771
  U.S. Treasury Notes 7.625% 2/15/25 ...........     8,400,000    10,372,235
  U.S.Treasury Strip 6.125% 2/15/17 ............     9,730,000     3,175,191
                                                                  ----------
  Total U.S. Treasury Obligations
   (cost $41,987,452)  .........................                  43,933,123
                                                                  ----------

  Repurchase Agreements - 0.25%
  With J.P. Morgan Securities 5.57%
   2/2/98 (dated 1/30/98,
   collateralized by $141,000 U.S. .............
   Treasury Notes 6.875% due 7/31/99,
   market value $148,294)  .....................       145,000       145,000
  With PaineWebber 5.57% 2/2/98
   (dated 1/30/98, collateralized
   by $22,000 U.S. Treasury Notes 6.125%
   due 5/15/98, market value $22,347,
   $62,000 U.S. Treasury Notes 6.25% due
   4/30/01, market value $64,519 and
   $57,000 U.S. Treasury Notes 6.25% due
   10/31/01, market value $59,474) .............       143,000       143,000

                                                      Principal        Market
                                                       Amount           Value
                                                      ---------        ------
  Repurchase Agreements (Continued)
  With Prudential Bache 5.56% 2/2/98
   (dated 1/30/98, collateralized
   by $74,000 U.S. Treasury Bills due
   5/7/98, market value $72,904 and
   $72,000 U.S. Treasury Notes 5.00% due
   2/15/99, market value $73,436) ..............   $    144,000   $    144,000
                                                                  ------------
  Total Repurchase Agreements
  (cost $432,000)  .............................                       432,000
                                                                  ------------

  Total market value of securities owned
   (cost $168,441,922) - 98.21%  ..............................   $172,422,697
  Receivables and other assets
   net of liabilities - 1.79%  ................................      3,141,986
                                                                  ------------
  Total net assets applicable to 22,501,169
   shares ($0.01 par value) outstanding - 100.00%..............   $175,564,683
                                                                  ============

  Net asset value - U.S. Government Fund A Class
   ($141,841,968 / 18,179,096 shares) .........................          $7.80
                                                                         =====
  Net asset value - U.S. Government Fund B Class
   ($14,232,368 / 1,824,078 shares)  ..........................          $7.80
                                                                         =====
  Net asset value - U.S. Government Fund C Class
   ($1,931,114 / 247,493 shares)  .............................          $7.80
                                                                         =====
  Net asset value - U.S. Government Fund
   Institutional Class
   ($17,559,233 / 2,250,502 shares)  ..........................          $7.80
                                                                         =====
----------------
   GPM - Graduate Payment Mortgage
** The interest rate shown for this security is the effective yield.
 + Principal amount of $2,000,000 pledged as initial margin for futures transactions.

  Components of net assets at January 31, 1998:
  Common stock, ($0.01 par value, 500,000,000 shares
   authorized to the Fund with 80,000,000 shares allocated
   to U.S. Government Fund A Class, 80,000,000 shares
   allocated to U.S. Government Fund B Class, 50,000,000
   shares allocated to the U.S. Government Fund C Class and
   20,000,000 shares allocated to U.S. Government Fund
   Institutional Class)  .....................................   $ 208,580,567
  Undistributed net investment income ........................           4,427
  Accumulated net realized loss on investments ...............     (37,036,394)
  Net unrealized appreciation of investments and futures
   contracts .................................................       4,016,083
                                                                 -------------
  Total net assets ...........................................   $ 175,564,683
                                                                 =============

  NET ASSET VALUE AND OFFERING PRICE FOR
   U.S. GOVERNMENT FUND A CLASS
  Net asset value per share (A) ..............................           $7.80

  Sales charge (4.75% of offering price or 5.00% of
   amount invested per share) (B)  ...........................            0.39
                                                                         =====
  Offering price .............................................           $8.19
                                                                         =====
----------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for U.S. Government Fund A Class.

                            See accompanying notes

10 for current income


  Delaware Group Government Fund, Inc. -
  Government Income Series
  Statement of Operations
  Six Months Ended January 31, 1998 (Unaudited)

  Investment Income:
  Interest ..................................                     $6,871,421

  Expenses:
  Management fees ...........................     $  497,915
  Distribution expense ......................        283,702
  Dividend disbursing and transfer agent
   fees and expenses ........................        186,134
  Registration fees .........................         24,732
  Accounting and administration .............         15,324
  Professional fees .........................         10,648
  Reports and statements to shareholders ....          6,668
  Directors' fees ...........................          4,523
  Custodian fees ............................          4,391       1,034,037
                                                  ----------       ---------
  Net investment income .....................                      5,837,384
                                                                   ---------

  Net realized and unrealized gain
   (loss) on investments:
  Net realized loss on investment
   transactions .............................                       (366,717)
  Net realized loss on futures contracts ....                        (70,160)
                                                                  ----------
  Net realized loss .........................                       (436,877)
  Net change in unrealized appreciation
   on investments ...........................                      1,284,908
                                                                  ----------

  Net realized and unrealized gain
   on investments ...........................                        848,031
                                                                  ----------
  Net increase in net assets resulting
   from operations ..........................                     $6,685,415
                                                                  ==========

    See accompanying notes

  Delaware Group Government Fund, Inc. -
  Government Income Series
  Statements of Changes in Net Assets

                                                      Six Months Ended        Year
                                                          1/31/98            Ended
                                                        (Unaudited)         7/31/97
                                                        -----------         -------


  Increase (decrease) in net assets from operations:
  Net investment income ............................   $   5,837,384    $  12,239,253
  Net realized loss on investment transactions
   and futures contracts ...........................        (436,877)      (2,452,434)
  Net change in unrealized appreciation
   on investments ..................................       1,284,908        6,199,411
                                                       -------------    -------------
  Net increase in net assets resulting
   from operations .................................       6,685,415       15,986,230
                                                       -------------    -------------

  Distribution to shareholders from:
  Net investment income:
   U.S. Government Fund A Class ....................      (4,940,034)     (10,751,487)
   U.S. Government Fund B Class ....................        (395,468)        (662,604)
   U.S. Government Fund C Class ....................         (46,489)         (73,758)
   U.S. Government Fund Institutional Class ........        (457,074)        (745,296)
                                                       -------------    -------------
                                                          (5,839,065)     (12,233,145)
                                                       -------------    -------------

  Capital share transactions:
  Proceeds from shares sold:
   U.S. Government Fund A Class ....................      23,378,202        9,934,814
   U.S. Government Fund B Class ....................       6,873,990        4,378,511
   U.S. Government Fund C Class ....................       2,073,273          435,947
   U.S. Government Fund Institutional Class ........      14,446,266        6,421,853
  Net asset value of shares issued upon reinvestment
   of dividends from net investment income:
   U.S. Government Fund A Class ....................       2,771,748        5,998,073
   U.S. Government Fund B Class ....................         185,255          262,401
   U.S. Government Fund C Class ....................          39,339           64,504
   U.S. Government Fund Institutional Class ........         378,855          696,201
                                                       -------------    -------------
                                                          50,146,928       28,192,304
                                                       -------------    -------------
  Cost of shares repurchased:
   U.S. Government Fund A Class ....................     (23,890,337)     (44,465,144)
   U.S. Government Fund B Class ....................      (3,610,649)      (3,928,919)
   U.S. Government Fund C Class ....................      (1,504,563)        (248,046)
   U.S. Government Fund Institutional Class ........      (9,322,992)      (6,122,404)
                                                       -------------    -------------
                                                         (38,328,541)     (54,764,513)
                                                       -------------    -------------
  Increase (decrease) in net assets derived
   from capital share transactions .................      11,818,387      (26,572,209)
                                                       -------------    -------------
  Net increase (decrease) in net assets ............      12,664,737      (22,819,124)

  Net assets:
  Beginning of period ..............................     162,899,946      185,719,070
                                                       -------------    -------------
  End of period ....................................   $ 175,564,683    $ 162,899,946
                                                       =============    =============

                            See accompanying notes
                                                         for current income 11

  Delaware Group Government Fund Inc. - Government Income Series
  Financial Highlights
      Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            U.S. Government Fund A Class
                                               ----------------------------------------------------------------------------------
                                                Six Months        Year           Year           Year         Year         Year
                                                   Ended          Ended          Ended          Ended        Ended        Ended
                                                 1/31/98(1)      7/31/97        7/31/96        7/31/95      7/31/94      7/31/93
                                                (Unaudited)
 Net asset value, beginning of period .........    $7.760         $7.590         $7.860         $8.000       $9.010       $9.020

 Income from investment operations:
     Net investment income ....................     0.271          0.544          0.588          0.656        0.714        0.763
     Net realized and unrealized gain (loss)
            from investments ..................     0.040          0.170         (0.270)        (0.140)      (1.010)      (0.010)
                                                   ------         ------         ------         ------       ------       ------
     Total from investment operations .........     0.311          0.714          0.318          0.516       (0.296)       0.753
                                                   ------         ------         ------         ------       ------       ------
 Less dividends:
     Dividends from net investment income .....    (0.271)        (0.544)        (0.588)        (0.656)      (0.714)      (0.763)
                                                   ------         ------         ------         ------       ------       ------
     Total dividends ..........................    (0.271)        (0.544)        (0.588)        (0.656)      (0.714)      (0.763)

 Net asset value, end of period ...............    $7.800         $7.760         $7.590         $7.860       $8.000       $9.010
                                                   ======         ======         ======         ======       ======       ======
 Total return(2) ..............................     4.09%          9.77%          4.09%          6.82%       (3.51%)       8.70%

 Ratios and supplemental data:
     Net assets, end of period (000 omitted) ..  $141,842       $138,844       $164,156       $206,083     $222,555     $223,416
     Ratio of expenses to average net assets ..     1.19%          1.16%          1.20%          1.24%        1.23%        1.26%
     Ratio of net investment income to
             average net assets ...............     6.92%          7.13%          7.55%          8.40%        8.31%        8.45%
     Portfolio turnover .......................       80%            63%            81%            70%         309%         285%

---------
(1) Ratios have been annualized and total return has not been annualized.
(2) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.

                            See accompanying notes

12 for current income

  Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                            U.S. Government Fund B Class            U.S. Government Fund C Class
                                                --------------------------------------------------  ----------------------------
                                                 Six Months   Year      Year      Year      Period  Six Months  Year     Period
                                                    Ended     Ended     Ended     Ended     5/2/94(2) Ended     Ended    11/28/95(2)
                                                   1/31/98(1)7/31/97   7/31/96   7/31/95  to 7/31/94 1/31/98(1)7/31/97 to 7/31/96
                                                 (Unaudited)                                       (Unaudited)
Net asset value, beginning of period ..........     $7.760    $7.590    $7.860    $8.000    $8.190    $7.760    $7.590    $7.950

Income from investment operations:
    Net investment income .....................      0.244     0.490     0.533     0.601     0.151     0.244     0.490     0.348
    Net realized and unrealized gain (loss)
             from investments .................      0.040     0.170    (0.270)   (0.140)   (0.190)    0.040     0.170    (0.360)
                                                    ------    ------    ------    ------    ------    ------    ------    ------
    Total from investment operations ..........      0.284     0.660     0.263     0.461    (0.039)    0.284     0.660    (0.012)
                                                    ------    ------    ------    ------    ------    ------    ------    ------

Less dividends:
    Dividends from net investment income ......     (0.244)   (0.490)   (0.533)   (0.601)   (0.151)   (0.244)   (0.490)   (0.348)
                                                    ------    ------    ------    ------    ------    ------    ------    ------
    Total dividends ...........................     (0.244)   (0.490)   (0.533)   (0.601)   (0.151)   (0.224)   (0.490)   (0.348)

Net asset value, end of period ................     $7.800    $7.760    $7.590    $7.860    $8.000    $7.800    $7.760    $7.590
                                                    ======    ======    ======    ======    ======    ======    ======    ======

Total return(3) ...............................      3.72%     9.01%     3.36%     6.08%    (0.46%)    3.72%     9.01%    (0.17%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ...    $14,233   $10,695    $9,754    $7,394    $2,215    $1,931    $1,308    $1,029
    Ratio of expenses to average net assets ...      1.89%     1.86%     1.90%     1.94%     1.94%     1.89%     1.86%     1.90%
    Ratio of net investment income to
            average net assets ................      6.22%     6.43%     6.85%     7.66%     7.60%     6.22%     6.43%     6.85%
    Portfolio turnover ........................        80%       63%       81%       70%      309%       80%       63%       81%

---------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering; ratios have been annualized but total return has not been annualized.
(3) Does not include contingent deferred sales charge which varies from 1%-4% for the U.S. Government Fund B Class and 1% for the U.S. Government Fund C Class depending upon the holding period.

                            See accompanying notes
                                                         for current income 13

  Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   U.S. Government Fund Institutional Class
                                               ----------------------------------------------------------------------------
                                                Six Months      Year         Year         Year         Year         Year
                                                   Ended        Ended        Ended        Ended        Ended        Ended
                                                  1/31/98(1)   7/31/97      7/31/96      7/31/95      7/31/94      7/31/93
                                                (Unaudited)
Net asset value, beginning of period ..........    $7.760       $7.590        $.860       $8.000       $9.010       $9.020

Income from investment operations:
    Net investment income .....................     0.281        0.567        0.611        0.679        0.739        0.791
    Net realized and unrealized gain (loss)
             from investments .................     0.040        0.170       (0.270)      (0.140)      (1.010)      (0.010)
                                                   ------       ------        -----       ------       ------       ------
    Total from investment operations ..........     0.321        0.737        0.341        0.539       (0.271)       0.781
                                                   ------       ------        -----       ------       ------       ------

Less dividends:
    Dividends from net investment income ......    (0.281)      (0.567)      (0.611)      (0.679)      (0.739)      (0.791)
                                                   ------       ------        -----       ------       ------       ------
    Total dividends ...........................    (0.281)      (0.567)      (0.611)      (0.679)      (0.739)      (0.791)

Net asset value, end of period ................    $7.800       $7.760       $7.590       $7.860       $8.000       $9.010
                                                   ======       ======       ======       ======       ======       ======

Total return ..................................     4.23%       10.10%        4.39%        7.14%       (3.23%)       9.04%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ...   $17,559      $12,053      $10,780       $8,316      $14,016      $16,475
    Ratio of expenses to average net assets ...     0.89%        0.86%        0.90%        0.94%        0.94%        0.97%
    Ratio of net investment income to
            average net assets ................     7.22%        7.43%        7.85%        8.66%        8.60%        8.74%
    Portfolio turnover ........................       80%          63%          81%          70%         309%         285%

---------
(1)  Ratios have been annualized and total return has not been annualized.

                            See accompanying notes

14 for current income

Delaware Group
Government Fund, Inc. - Government Income Series
Notes to Financial Statements
January 31, 1998 (Unaudited)

Delaware Group Government Fund, Inc. the "Company", is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland corporation and currently offers the Government Income Series (the "Fund"). The Fund offers four classes of shares. The U.S. Government Fund A Class carries a front-end sales charge of 4.75%. The U.S. Government Fund B Class carries a back-end deferred sales charge, U.S. Government Fund C Class carries a level load deferred sales charge and U.S. Government Fund Institutional Class has no sales charge. The Fund seeks to provide high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of Delaware Investments. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other - Expenses common to all funds within Delaware Investments are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Premiums and discounts are amortized on a pro-rata basis and are included in interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.60% of the net assets of the Fund less the fees paid to the unaffiliated directors. At January 31, 1998, the Fund had a liability for investment management fees and other expenses payable to DMC of $31,279.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services for the Fund. For the six months ended January 31, 1998, the Fund expensed $186,134 for dividend disbursing and transfer agent services and $32,612 for accounting services. At January 31, 1998, the Fund had a liability for such fees and other expenses payable to DSC of $31,838.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. No distribution expenses are paid by the Institutional Class. For the six months ended January 31, 1998, the Fund expensed $283,702 for distribution expenses. At January 31, 1998, the Fund had a liability for expenses payable to DDLP of $49,699.

For the six-month period ended January 31, 1998, DDLP earned $18,458 for commissions on sales of the U.S. Government Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the six months ended January 31, 1998, the Fund made purchases of $25,658,806 and sales of $22,490,102 of investment securities other than U.S. government securities and temporary cash investments. During the six months ended January 31, 1998, the Fund made purchases of $52,102,979 and sales $45,090,556 of long-term U.S. government securities.

At January 31, 1998, the aggregate cost of securities for federal income tax purposes was $168,468,445.

At January 31, 1998, unrealized appreciation for federal income tax purposes aggregate $3,954,252 of which $5,454,682 related to unrealized appreciation of securities and $1,500,430 related to unrealized depreciation of securities.

For federal income tax purposes, the Fund had accumulated capital losses of $36,514,495 at July 31, 1997 which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows:
1998-$1,746,916, 2001-$1,622,896, 2002-$17,400,711, 2003-$9,205,797,
2004-$4,166,601 and 2005-$2,371,574.

                                                         for current income 15

During the period ended January 31, 1998, the Fund entered into futures contracts in accordance with its investment objectives. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

At January 31, 1998, the Fund had outstanding 100 long futures on 5 Year U.S. Treasury Notes, which expire in March 1998 and 40 long futures on 10 Year U.S. Treasury Notes, which expire in March 1998. The notional value of such contracts on January 31, 1998 was $15,545,625 which resulted in an unrealized gain of $35,313.

Risks may arise upon entering into futures contracts from potential imperfect correlations between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                   Six Months         Year
                                                      Ended           Ended
                                                     1/31/98         7/31/97
Shares sold:
  U.S. Government Fund A Class ...............      3,021,840       1,302,403
  U.S. Government Fund B Class ...............        888,174         573,254
  U.S. Government Fund C Class ...............        268,474          57,039
  U.S. Government Fund Institutional Class ...      1,861,237         840,271

Shares issued upon reinvestment of
  dividends from net investment income:
  U.S. Government Fund A Class ...............        358,608         786,354
  U.S. Government Fund B Class ...............         23,947          34,398
  U.S. Government Fund C Class ...............          5,089           8,457
  U.S. Government Fund Institutional Class ...         48,999          91,360
                                                    ---------       ---------
                                                    6,476,368       3,693,536
                                                    ---------       ---------
Shares repurchased:
  U.S. Government Fund A Class ...............     (3,089,482)     (5,834,137)
  U.S. Government Fund B Class ...............       (465,906)       (515,167)
  U.S. Government Fund C Class ...............       (194,645)        (32,585)
  U.S. Government Fund Institutional Class ...     (1,212,529)       (799,492)
                                                    ---------       ---------
                                                   (4,962,562)     (7,181,381)
                                                    ---------       ---------

Net Increase (Decrease)  .....................      1,513,806      (3,487,845)
                                                    =========      ==========


5. Credit and Market Risk
The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. The Fund invests in private-backed CMOs only if they are 100% collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets and a rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories. The Fund will, from time to time, invest in higher risk interest-only CMOs. At January 31, 1998, the Fund had no holdings in interest-only CMOs.

This Semi-Annual Report is for the information of U.S. Government Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for U.S. Government Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
---------------------------------------------------------------------------

Investment Manager
Delaware Management Company
Philadelphia, Pennsylvania

International Affiliate
Delaware Investment Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

(Photo of globes)

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

[LOGO]

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

Printed in the USA
on recycled paper

SA-023[1/98] PP3/98
(534)